UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2014

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street

Suite 2000

Philadelphia, PA 19103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Executive Officers

On December 4, 2014, the Board of Directors (the “Board”) of Five Below, Inc. (the “Company”) appointed Thomas G. Vellios as Executive Chairman effective February 1, 2015. In addition, the Board appointed Joel D. Anderson as Chief Executive Officer effective on February 1, 2015. In connection with Mr. Anderson’s appointment, the Company and Mr. Anderson amended his employment letter, dated June 8, 2014, to reflect his new responsibilities as Chief Executive Officer.

On December 4, 2014, David Schlessinger resigned from the position of Executive Chairman effective 11:59 p.m. Eastern Standard Time on January 31, 2015. Mr. Schlessinger will continue to serve on the Board after his resignation as Executive Chairman. On December 4, 2014, Mr. Vellios resigned from the position of Chief Executive Officer effective 11:59 p.m. Eastern Standard Time on January 31, 2015.

The above summary of the amendment to Mr. Anderson’s employment letter is qualified in its entirety by the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Election of a New Director

Effective February 1, 2015, the Board increased its size from seven to eight members. Joel D. Anderson was elected as a Class II director effective February 1, 2015 to fill the vacancy created by the increase in the size of the Board to serve until the 2017 annual meeting of shareholders, subject to his nomination and election at the 2015 annual meeting of shareholders.

Item 8.01.	Other Events.

On December 4, 2014, the Company issued a press release announcing the changes to the executive officers and the Board as described above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment, dated December 4, 2014 to Employment Letter, dated June 8, 2014, by and between Joel D. Anderson and Five Below, Inc.

99.1	Press Release, dated December 4, 2014, announcing the changes to the executive officers and the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.

Date: December 4, 2014	By:	/s/ Kenneth R. Bull
		Name:	Kenneth R. Bull
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment, dated December 4, 2014 to Employment Letter, dated June 8, 2014, by and between Joel D. Anderson and Five Below, Inc.

99.1	Press Release, dated December 4, 2014, announcing the changes to the executive officers and the board of directors.